                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              SPARTON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           [SPARTON CORPORATION LOGO]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Sparton Corporation will be held at the offices of the Company, 2400 East Ganson Street, Jackson, Michigan 49202, on Friday, September 24, 2004, at 2:00 p.m., Eastern Daylight Savings Time, for the following purposes:

      (1) To consider and vote upon a proposal to eliminate cumulative voting in the election of directors.

      (2) To consider and vote upon a proposal to require timely written notice of shareholder nominations for the election of directors.

      (3) To transact such other business as may properly come before the meeting or at any adjournments thereof.

      Only holders of Common Stock of record at the close of business on August 9, 2004, are entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors

                                            JOSEPH S. LERCZAK,
                                            Secretary

Jackson, Michigan
August 16, 2004

                                    IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND DATE THE PROXY ENCLOSED AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, OR USE OUR TELEPHONE OR INTERNET VOTING SYSTEM AS PROMPTLY AS POSSIBLE. This will assure your representation and a quorum for the transaction of business at the meeting. If you do attend the meeting in person, the Proxy will not be used if you so request by revoking it as described in the Proxy Statement.

                               SPARTON CORPORATION
                             2400 EAST GANSON STREET
                             JACKSON, MICHIGAN 49202

                                 PROXY STATEMENT

    FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2004

                                  SOLICITATION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SPARTON CORPORATION, an Ohio corporation (the "Company"), of proxies for use at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the offices of the Company, 2400 East Ganson Street, Jackson, Michigan 49202, on September 24, 2004 at 2:00 p.m., Eastern Daylight Savings Time, and at any and all adjournments thereof. The cost of solicitation will be paid by the Company. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at an estimated cost of $17,500, plus expenses, which will be paid by the Company. In addition, officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile, email or other means, without additional compensation. This Proxy Statement and the form of Proxy are being mailed to shareholders on or about August 16, 2004.

      At the meeting, the Company's shareholders will be asked to (i) consider a proposal to amend the Company's Amended Articles of Incorporation to eliminate cumulative voting in the election of directors, (ii) consider a proposal to amend the Company's Code of Regulations to require timely written notice of shareholder nominations for the election of directors, and (iii) transact such other business as may properly come before the meeting.

                       OUTSTANDING STOCK AND VOTING RIGHTS

      In accordance with the Code of Regulations of the Company, the Board of Directors has fixed the close of business on August 9, 2004, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only shareholders of record on that date will be entitled to vote. As of August 9, 2004, the record date for the Special Meeting, the Company had outstanding 8,351,538 shares of Common Stock, each entitled to one vote at the Special Meeting. Votes will be counted by Illinois Stock Transfer Company, the inspectors of election appointed by the Company.

VOTING BY PROXY:

      If a stockholder is a corporation or partnership, the accompanying proxy card should be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title should be given and a certificate or other evidence of appointment should be furnished. If shares are owned jointly, each joint owner should sign the proxy card.

      You can vote in one of four ways. You can vote by mail, you can authorize the voting of your shares over the Internet, you can authorize the voting of your shares by telephone or you can vote in person at the Special Meeting.

      If you choose to vote by mail, you may vote by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of the Company's Board of Directors. If you choose to vote by mail, your duly signed proxy card must be received by 2:00 p.m. Eastern Daylight Savings Time on September 24, 2004.

      If you choose to vote by telephone or the Internet, instructions for a stockholder of record to vote by telephone or the Internet are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number that appears on the proxy card. These procedures, which comply with Ohio law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m. Central Daylight Savings Time on September 23, 2004.

      If you participate in the Company's 401(k) Plan and hold shares in your plan account, you may give voting instructions as to the number of shares credited to your account as of the record date. Only the trustee of the 401(k) Plan may vote your plan shares. You may provide voting instructions to the plan trustee through any of the voting methods described above, except that you may not vote your plan shares in person at the Special Meeting. Your voting instructions must be received before 11:59 p.m. Central Daylight Savings Time on September 22, 2004.

      If you are not the record holder of the shares you own because they are held in "street name" by a bank or brokerage firm, your bank or brokerage firm is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. Under the rules of the New York Stock Exchange, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but it will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as "broker non-votes" and will have the effect of a vote against the first two proposals described in this Proxy Statement.

      Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to voting, by written notice to the Secretary of the Company, by a later-dated proxy either signed and returned by mail or transmitted using the telephone or Internet voting procedures before the Special Meeting, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy. Participants in the Company's 401(k) Plan who hold shares in their plan account and desire to revoke their voting instructions must do so before 11:59 p.m. Central Daylight Savings Time on September 23, 2004.

PRINCIPAL SHAREHOLDERS:

      As of June 30, 2004, the persons named in the following table were known by management to be the beneficial owners of more than 5% of the Company's outstanding Common Stock:

       NAME AND ADDRESS                       AMOUNT AND NATURE
     OF BENEFICIAL OWNER                   OF BENEFICIAL OWNERSHIP                PERCENT OF CLASS
    ---------------------                  -----------------------                ----------------
John J. Smith Trust                            1,019,921 (1)                            12.2% (1)

Bradley O. Smith
6043 N. Gatehouse, SE
Grand Rapids, MI  49546                        1,184,812 (2)                            14.2% (2)

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401                          485,063 (3)                             5.8% (3)

Lawndale Capital Management, LLC
591 Redwood Highway
Suite 2345
Mill Valley, CA  94941                           633,477 (4)                             7.6% (4)

Judith A. Sare
4302 Channel Drive
Akron, OH  44319                                 490,416 (5)                             5.9% (5)

(1) Bradley O. Smith is a co-trustee and a beneficiary of the John J. Smith Trust and shares voting and investment power over the shares held by the trust.

(2) Includes 575,278 shares owned individually by Mr. Bradley O. Smith, 197,549 shares owned by Mr. Smith jointly with his wife, Sharon A. Smith, and 112,324 shares owned by the Lawson K. Smith Trust of which Mr. Smith is the beneficiary of 56,162 shares and for which he serves as the trustee with sole voting and investment power over such shares. Also includes 286,790 shares held by the Lawson and Margaret Smith Irrevocable Trust, of which Mr. Smith is a beneficiary, and has sole voting and investment power and 12,225 shares owned by Mr. Smith's wife, Sharon A. Smith. Also includes 646 shares which are held in his account in the Company's 401(k) plan. Does not include 18,441 shares which Mr. Smith has the right to acquire pursuant to options exercisable within 60 days, or the 1,019,921 shares owned by the John J. Smith Trust, discussed above, the voting and investment powers for which are shared by Mr. Smith as a co-trustee.

(3) Shares presented are according to information included in the Form 13G Report filed on February 6, 2004, by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor. Dimensional is deemed to have beneficial ownership of 485,063 shares of Common Stock, all of which shares are held in portfolios of investment companies, commingled group trusts or separate accounts for which Dimensional Fund Advisors Inc. serves as investment advisor or manager. Dimensional possesses sole voting and investment power over all such shares. Dimensional disclaims beneficial ownership of all such shares. The 5.8% of class is based on Dimensional's reporting of shares held at December 31, 2003, and shares outstanding as of June 30, 2004.

(4) According to information in the Form 13D Report filed on August 10, 2004 by Lawndale Capital Management, LLC ("Lawndale"), a registered investment advisor, Andrew E. Shapiro, the sole manager of Lawndale, and Diamond A. Partners, L.P., a fund managed by Lawndale, Lawndale is deemed to have beneficial ownership of 633,477 shares of common stock. Does not include 1,102 shares owned by Mr. Shapiro. The 7.6% of class is based on Lawndale's reporting of shares held at August 10, 2004, and shares outstanding as of June 30, 2004.

(5) According to the information in the Form 13G Report dated as of August 3, 2004, by Judith A. Sare, Mrs. Sare is deemed to have beneficial ownership of 490,416 shares of common stock. This includes 318,030 shares owned individually by Mrs. Sare and 172,386 shares owned by Mrs. Sare and/or her husband Paul W. Sare. Does not include 56,162 shares owned by the Lawson
      K. Smith Trust of which Mrs. Sare is the beneficiary but for which Bradley
      O. Smith serves as the trustee with sole voting and investment power over such shares. Judith A. Sare is the sister of Bradley O. Smith. The 5.9% of class is based on Mrs. Sare's reporting of shares and shares outstanding as of June 30, 2004.

SECURITY OWNERSHIP OF MANAGEMENT:

      As of June 30, 2004, the following table shows the shares of the Company's Common Stock beneficially owned (except as noted) by the Company's Chief Executive Officer and its four next most highly compensated executive officers, by each of the directors of the Company and by all officers and directors of the Company as a group. Unless otherwise indicated by footnote, each individual has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

    NAME OF                            AMOUNT AND NATURE
BENEFICIAL OWNER                    OF BENEFICIAL OWNERSHIP                          PERCENT OF CLASS (1)
----------------                    -----------------------                          --------------------
James N. DeBoer                            6,182  (2)                                          *
James D. Fast                              2,687  (2)                                          *
David W. Hockenbrocht                    489,984  (3)                                        5.7%
Richard J. Johns, M.D.                       814  (4)                                          *
Douglas E. Johnson                        33,017  (5)                                          *

Richard L. Langley                        61,690  (6)                                             *
David P. Molfenter                         2,467  (2)                                             *
William I. Noecker                         1,365  (2)                                             *
W. Peter Slusser                           2,467  (2)                                             *
Bradley O. Smith                       1,203,253  (7)                                          14.0%
Michael D. Sobolewski                      6,513  (8)                                             *
Charles A. Stranko                         7,741  (9)                                             *
All Officers and Directors             2,899,212 (10)                                          33.8%

*     Denotes a percentage of less than 1%.

(1) Calculation is based on total shares outstanding plus an assumption that the shares subject to options exercisable within 60 days have been acquired and are outstanding.

(2) Includes 1,365 shares, which Messrs. DeBoer, Fast, Molfenter, Noecker and Slusser each have the right to acquire pursuant to options exercisable within 60 days.

(3) Includes 74,288 shares, which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days. The amount also includes 351,807 shares held by one of the Company's retirement plans, as to which Mr. Hockenbrocht holds voting and investment power in his capacity as Chief Executive Officer of the Company. Although Mr. Hockenbrocht is a participant in the plan, he disclaims beneficial ownership of the shares held by the plan. Finally, 1,928 shares are included which are held in his account in the Company's 401(k) plan.

(4) Includes 814 shares, which Mr. Johns has the right to acquire pursuant to options exercisable within 60 days.

(5) Includes 26,184 shares, which Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days. Also includes 1,321 shares, which are held in his account in the Company's 401(k) plan.

(6) Includes 44,363 shares, which Mr. Langley has the right to acquire pursuant to options exercisable within 60 days. Also includes 1,121 shares, which are held in his account in the Company's 401(k) plan.

(7) Includes 18,441 shares, which Mr. Smith has the right to acquire pursuant to options exercisable within 60 days. Reference should also be made to note (2) under the heading "Principal Shareholders."

(8) Includes 5,644 shares, which Mr. Sobolewski has the right to acquire pursuant to options exercisable within 60 days. Also includes 869 shares, which are held in his account in the Company's 401(k) plan.

(9) Includes 6,810 shares, which Mr. Stranko has the right to acquire pursuant to options exercisable within 60 days. Also includes 931 shares, which are held in his account in the Company's 401(k) plan.

(10) Includes 231,013 shares under options held by all officers and directors exercisable within 60 days, 10,227 shares which are held in the Company's 401(k) Plan, and 1,019,921 shares held by the John J. Smith Trust of which Bradley O. Smith is co-trustee. Mr. Smith shares voting and investment power over the shares held by the trust.

I.    APPROVAL OF THE PROPOSAL TO ELIMINATE CUMULATIVE VOTING

      A. GENERAL

      The Board of Directors has been engaged in a comprehensive review of the Company's governance structure, pursuant to which it has updated and strengthened its Corporate Governance Guidelines, applicable primarily to the Board, and its Code of Business Conduct and Ethics, applicable primarily to and communicated to all employees. In addition, the Company has adopted formal charters for its Board committees, and provided that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees will be independent directors. The Company has also separated the positions of Chairman of the Board and Chief Executive Officer and established a formal communications process for shareholders to use in communicating with the Board or management. The proposal to eliminate cumulative voting in the election of directors is believed to be another step that will improve the Company's corporate governance structure.

      Section 1701.55 of the Ohio General Corporation Law provides that, unless otherwise eliminated in a corporation's articles of incorporation, shareholders have the right to cumulate their votes in the election of directors. The current Amended Articles of Incorporation of the Company do not eliminate the right of shareholders to cumulate their votes in this manner. The Board of Directors, believes, however, that cumulative voting is not a desired method of electing directors. See "Reasons for the Elimination of Cumulative Voting." Accordingly, the Board is submitting for shareholder approval, and is also recommending, an amendment to the Company's Amended Articles of Incorporation to eliminate cumulative voting.

      B. EXPLANATION OF CUMULATIVE VOTING

      Cumulative voting in the election of directors may currently be invoked by any shareholder of the Company by complying with certain statutory requirements in the Ohio General Corporation Law. Under cumulative voting in an election of directors, holders of the Company's Common Stock are entitled to a number of votes per share equal to the number of directors to be elected. Holders of shares may cast all of their votes for a single director candidate or distribute them among two or more director candidates. All directors are voted upon simultaneously.

      As a consequence of cumulative voting, shareholders representing a relatively small number of the voting shares have the power to nominate and elect one or more directors. For example, if three directors were to be elected at an annual meeting, shareholders holding slightly more than 25% of the shares voted could nominate and elect one director by cumulating and casting their three votes per share for a single candidate. The election of this candidate would be achieved even if shareholders holding almost 75% of the shares voted were opposed to the election of that candidate and cast their votes to elect three other candidates. If only 80% of the shares are voted, shareholders holding slightly more than 20% of the shares voted could elect their candidate.

      Without cumulative voting, directors are elected by a plurality of votes and shareholders are entitled to only one vote per share in the election of each director. Consequently, the only director candidates who can be elected are those who receive support from shareholders holding the greatest number of voting shares. Accordingly, cumulative voting has no effect unless more candidates are nominated than the number of directors to be elected.

      C. REASONS FOR THE ELIMINATION OF CUMULATIVE VOTING

      The Board of Directors believes that approval of the proposal to eliminate cumulative voting is in the best interests of the Company and its shareholders, and is more consistent with the principle of "one share-one vote."

      The Board believes that every director of a publicly-held corporation should represent the interests of all of its shareholders. It believes that directors elected by a minority shareholder or group of shareholders through cumulative voting are likely to be partisans of the particular interest group which elected them, rather than representatives of all shareholders. Such partisanship could disrupt the management of the Company and prevent it from operating in the most effective manner for the benefit of all shareholders. Further, the election of directors who view themselves as representing only a particular minority constituency could introduce an element of discord on the Board of Directors, thereby impairing the ability of the directors to work effectively and discouraging qualified independent individuals from serving as directors.

      If adopted the proposed amendment will apply to the 2004 Annual Meeting of Shareholders.

      D. FUTURE PROXIES IF CUMULATIVE VOTING IS NOT ELIMINATED

      The section of the Ohio General Corporation Law referred to in A. above, provides that each shareholder has the right to vote cumulatively in the election of directors, if any shareholder gives notice in compliance with statutory requirements that he or she desires that voting be cumulative. Cumulative voting has not been used in any recent election of directors of the Company. In the past, no provision has been included in the Board's proxy for such elections to authorize the named proxy voters to vote the shares of each shareholder cumulatively.

      If the proposed resolution eliminating cumulative voting is not approved, it is the intention of the Board to submit proxies to be used in future elections of directors which add discretionary authority to the named proxy voters to vote the shares of each shareholder cumulatively, if any shareholder has properly elected cumulative voting.

      E. ANTI-TAKEOVER EFFECTS

      Approval of the proposal to eliminate cumulative voting may make more difficult any attempt by a holder or group of holders of a significant minority of the shares of Common Stock to monitor, change or influence the management or policies of the Company. In addition, under certain circumstances, the proposal to eliminate cumulative voting, along with other measures that may be viewed as having anti-takeover effects, may discourage a takeover or business combination involving the Company that a shareholder might consider to be in such shareholder's best interests, including a takeover or business combination that might result in a premium over the market price of the Common Stock. For example, the proposal to eliminate cumulative voting may discourage the accumulation of large minority shareholdings (as a prelude to a takeover or business combination proposal or otherwise) by persons who would not make that acquisition without being assured of representation on the Board of Directors.

      AN EFFECT OF THE ELIMINATION OF CUMULATIVE VOTING WOULD BE BOTH (A) TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS TO ELECT OR REMOVE EVERY DIRECTOR AND (B) TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS FROM ELECTING OR PREVENTING THE REMOVAL OF ANY DIRECTOR.

      F. RECOMMENDATION

      After considering the advantages and disadvantages of the proposal to eliminate cumulative voting described above, the Board of Directors believes that the proposal to eliminate cumulative voting is in the best interests of the Company and its shareholders as it preserves the fundamental principle of "one share-one vote." The Board of Directors of the Company recommends that each of its shareholders vote to approve the proposal to eliminate cumulative voting.

      G. TEXT OF THE PROPOSED AMENDMENT

      The proposed amendment will be effected by adoption of a shareholders' resolution, which, if approved, will add a new second sentence to Article V of the Company's Amended Articles of Incorporation to read as follows:

            No holder of shares of the Corporation of any class may vote cumulatively in the election of Directors.

      H. VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AMENDMENT

      The proposal to amend the Company's Amended Articles of Incorporation will require the affirmative vote of at least two-thirds of the Company's issued and outstanding shares of Common Stock entitled to vote at the Special Meeting. Proxies solicited by management for which no specific direction is included will be voted "FOR" the amendment to eliminate cumulative voting. The inspectors will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum, but such abstentions and broker non-votes will have the effect of a vote against the amendment to eliminate cumulative voting.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

      II. APPROVAL OF THE PROPOSAL TO REQUIRE TIMELY NOTICE OF DIRECTOR NOMINATIONS.

            A. GENERAL

            The Board of Directors has been engaged in a comprehensive review of the Company's corporate governance structure, and has recently amended the Charter of its Nominating/Corporate Governance Committee to ensure that the Committee has adequate time and information to evaluate all candidates for election as directors of the Company, including those candidates nominated by shareholders. The Company's Code of Regulations, however, does not have parallel provisions, so that it would be possible for a shareholder to nominate at a meeting of shareholders an individual whose qualifications to serve had not been reviewed and considered by the Committee. Accordingly, the Board is submitting for shareholder approval an amendment to the Company's Code of Regulations to conform the notice requirements for the nomination of directors at a meeting of shareholders to those included in the Charter of the Nominating/Corporate Governance Committee, and thereby to require timely written notice of director nominations by shareholders.

            B. REASONS FOR THE REQUIREMENT OF TIMELY NOTICE

            The Board of Directors believes that approval of the proposal to require timely written notice for the shareholder nomination of directors is in the best interests of the Company and its shareholders. The Board believes that every director of a publicly-held corporation should be considered on the basis of his or her qualifications, including such information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. The procedures of the Nominating/Corporate Governance Committee permit an appropriate evaluation of those and other matters relevant to the qualifications of nominees for directors presented to that Committee, and the Board believes that the Company's Code of Regulations should be amended to require the same information to be available with respect to individuals nominated directly by a shareholder. The purpose of this amendment is to afford the Board of Directors the time and opportunity necessary to properly consider and evaluate the qualifications of any proposed nominee and, to the extent deemed appropriate by the Board, to inform shareholders about these qualifications and its evaluation. The Board believes that these provisions will further the Board's objective of identifying candidates for director who have the character, integrity, training, dedication, experience and proven accomplishments to offer the promise of significant contribution to the responsible and profitable conduct of the Company's business.

            The amendment has not been proposed as a result of any specific efforts of which the Company is aware to nominate or elect any director, to accumulate shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The amendment is being proposed because the Board considers it advantageous to be able to consider in advance the qualifications of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly prior to a meeting of shareholders. While the amendment would not give the Board of Directors any power to approve or disapprove any shareholder nomination, it would preclude a shareholder nomination from the floor of a meeting of shareholders if the proper procedures were not followed. Although the Board does not believe that the proposed amendment would have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment might deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company or effect a change in the Company's Board or management. The law of Ohio, the jurisdiction in which the Company is incorporated, contains no notice provisions similar to that set forth in the proposed amendment.

            If adopted, the proposed amendment would not apply to the 2004 Annual Meeting of Shareholders, but would apply to subsequent meetings of shareholders.

            C. RECOMMENDATION

            After considering the proposal to require timely notice described above, the Board of Directors believes that the proposal is in the best interests of the Company and its shareholders. The Board of Directors of the Company recommends that each of its shareholders vote to approve the proposal to require timely written notice for the shareholder nomination of directors.

            D. TEXT OF THE PROPOSED AMENDMENT

            The proposed amendment will be effected by adoption of a shareholders' resolution, which, if approved, will add a new second paragraph to
Article VIII of the Company's Code of Regulations to read as follows:

            Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth herein. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder shall provide the Company with written notice of the shareholder's intent to nominate the person (a "Notice of Intent"), either by personal delivery or by United States mail, postage prepaid, and received by the Company (i) with respect to an election to be held at an annual meeting of shareholders, not later than sixty (60) days in advance of the date of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders by the Company. The shareholder's Notice of Intent shall set forth (i) the name and address of the shareholder and of the person or persons to be nominated, (ii) a representation that the shareholder (A) is a holder of record of stock of the Company entitled to vote at the meeting at which the nomination will be made, (B) will continue to hold such stock through the date on which the meeting is held, and (C) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice of Intent, (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder, (iv) appropriate biographic information and a statement as to the individual's qualifications, (v) such other information regarding each nominee proposed by such shareholder as would be required to be in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors, and
      (vi) the consent of each nominee to serve as a director of the Company if so elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

            E. VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AMENDMENT

            The proposal to amend the Company's Code of Regulations will require the affirmative vote of at least a majority of the Company's issued and outstanding shares of Common Stock entitled to vote at the Special Meeting. Proxies solicited by management for which no specific direction is included will be voted "FOR" the amendment to require timely written notice of director nominations by shareholders. The inspectors will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum, but such abstentions and broker non-votes will have the effect of a vote against the amendment to require timely written notice of director nominations by shareholders.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

      III.  OTHER MATTERS

            The Board of Directors knows of no other matters which may be presented for consideration at the Special Meeting. However, if any other matters properly come before the Special Meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

      IV.   SHAREHOLDER PROPOSALS -- 2004 ANNUAL MEETING

            Shareholder proposals intended to be included in the Proxy Statement and the Proxy for the 2004 Annual Meeting of Shareholders of the Company must have been received by the Company not later than May 30, 2004, at its principal executive offices, 2400 East Ganson Street, Jackson, Michigan 49202, Attention: Secretary. Shareholder proposals to be presented at the 2004 Annual Meeting which are not to be included in the Company's Proxy Statement must have been received by the Company at this address no later than August 12, 2004. No proposals were received by either of those dates from shareholders for presentation at the 2004 Annual Meeting.

                                            By Order of the Board of Directors

                                            JOSEPH S. LERCZAK,
                                            Secretary

                                                             Sparton Corporation
                                                         2400 East Ganson Street
                                                         Jackson, Michigan 49202
                                                                    517.787.8600
                                                               FAX: 517.787.1822
                                                          http://www.sparton.com

August 16, 2004

                                                      [SPARTON CORPORATION LOGO]

Dear Shareholder:

      A Special Meeting of your Company will be held at 2:00 p.m., Eastern Daylight Savings Time, on September 24, 2004 at the offices of the Company, 2400 East Ganson Street, Jackson, Michigan 49202. At this meeting, we will be considering proposals to eliminate cumulative voting in the election of directors, and to require timely notice of director nominations, all as more fully described in the Proxy Statement.

      These proposals arise out of the Company's continuing review of its corporate governance structure in response to the Sarbanes-Oxley Act of 2002 and new rules adopted by the Securities and Exchange Commission and the New York Stock Exchange. We have previously adopted formal charters for our various Board committees, and provided that the Audit, Compensation and Nominating/Corporate Governance Committees will be comprised solely of Independent Directors. We have updated and strengthened our Corporate Governance Guidelines and our Code of Business Conduct and Ethics. We have also separated the positions of Chairman of the Board and Chief Executive Officer, and established a formal communications process for all shareholders to use in communicating with the Board or management of the Company. The proposals described in the Proxy Statement are designed to further improve our corporate governance structure, and we hope that you will take the time to consider them.

      Both of us would ask for your support by a "Yes" vote. Please sign, date and return the attached proxy card in the postage paid envelope, or take advantage of our telephone or Internet voting system, as soon as possible. Your vote is important, regardless of the number of shares that you own.

      If your shares are held in the name of a bank or brokerage firm, only that firm can execute a proxy on your behalf. Please contact the person responsible for your account with your voting instructions.

Very truly yours,

/s/ Bradley O. Smith                       /s/ David W. Hockenbrocht
---------------------------                -------------------------------------
Bradley O. Smith                           David W. Hockenbrocht
Chairman                                   Chief Executive Officer and President

                           [SPARTON CORPORATION LOGO]

                         Special Meeting of Shareholders
           September 24, 2004, 2:00 p.m. Eastern Daylight Savings Time
                               Sparton Corporation
                             2400 East Ganson Street
                            Jackson, Michigan 49202

   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
              See the reverse side of this sheet for instructions.

    IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
           PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                                    IMPORTANT

                           Please complete both sides of the PROXY CARD, sign, date,        DETACH ATTENDANCE CARD HERE
DETACH PROXY CARD HERE           detach and return in the enclosed envelope.                  AND MAIL WITH PROXY CARD

This proxy, when properly executed, will be voted in the manner directed hereinby the undersigned shareholder and as described in the Proxy Statement. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO ELIMINATE CUMULATIVE VOTING AS DESCRIBED IN ITEM 1, AND "FOR" THE AMENDMENT TO REQUIRE TIMELY NOTICE AS DESCRIBED IN ITEM 2.

VOTER CONTROL NUMBER
ABOVE NAME HERE

                                              COMMON
                                              Dated ____________________________
                                              __________________________________
                                              __________________________________
                                              (Please sign here)

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

                                 TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

  3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be COMPLETED and SUBMITTED prior to Thursday, September 23, 2004 at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

      If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail

                               TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Visit our Internet voting Site at HTTP://WWW.EPROXYVOTE.COM/IST-SSTCM/ and follow the instructions on the screen.

  3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be COMPLETED AND SUBMITTED prior to Thursday, September 23, 2004 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION IF NEEDED.

      If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

                                 REVOCABLE PROXY
                               SPARTON CORPORATION                        COMMON

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPARTON
                                   CORPORATION

Bradley O. Smith, David W. Hockenbrocht and Joseph S. Lerczak, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Special Meeting of the Shareholders of SPARTON CORPORATION on September 24, 2004, at 2:00 p.m. Eastern Daylight Savings Time, and any and all adjournments thereof, and to vote thereas as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote "FOR" the amendment to eliminate cumulative voting and recommends a vote "FOR" the amendment to require timely notice of the nomination of directors.

1. Amendment to Eliminate Cumulative Voting   [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

2. Amendment to Require Timely Notice for the Nomination of Directors
                                              [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or at any adjournments thereof.

                                    IMPORTANT
           THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE
                    EXPENSE OF FURTHER REQUESTS FOR PROXIES.

                        (to be signed on the other side)

                           [SPARTON CORPORATION LOGO]

                         Special Meeting of Shareholders
           September 24, 2004, 2:00 p.m. Eastern Daylight Savings Time
                               Sparton Corporation
                             2400 East Ganson Street
                            Jackson, Michigan 49202

   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
              See the reverse side of this sheet for instructions.

    IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
           PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                                    IMPORTANT

                           Please complete both sides of the PROXY CARD, sign, date,        DETACH ATTENDANCE CARD HERE
DETACH PROXY CARD HERE           detach and return in the enclosed envelope.                  AND MAIL WITH PROXY CARD

This proxy, when properly executed, will be voted in the manner directed hereinby the undersigned shareholder and as described in the Proxy Statement. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO ELIMINATE CUMULATIVE VOTING AS DESCRIBED IN ITEM 1, AND "FOR" THE AMENDMENT TO REQUIRE TIMELY NOTICE AS DESCRIBED IN ITEM 2.

VOTER CONTROL NUMBER
ABOVE NAME HERE

                                              401K
                                              Dated ____________________________
                                              __________________________________
                                              __________________________________
                                              (Please sign here)

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

                                 TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

  3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be COMPLETED and SUBMITTED prior to Wednesday, September 22, 2004 at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

      If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail

                               TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

  1. Read the accompanying Proxy Statement.

  2. Visit our Internet voting Site at HTTP://WWW.EPROXYVOTE.COM/IST-SSTCM/ and follow the instructions on the screen.

  3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be COMPLETED AND SUBMITTED prior to Wednesday, September 22, 2004 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION IF NEEDED.

      If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

                                 REVOCABLE PROXY
                               SPARTON CORPORATION                          401K

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPARTON
                                   CORPORATION

Bradley O. Smith, David W. Hockenbrocht and Joseph S. Lerczak, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Special Meeting of the Shareholders of SPARTON CORPORATION on September 24, 2004, at 2:00 p.m. Eastern Daylight Savings Time, and any and all adjournments thereof, and to vote thereas as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote "FOR" the amendment to eliminate cumulative voting and recommends a vote "FOR" the amendment to require timely notice of the nomination of directors.

1. Amendment to Eliminate Cumulative Voting   [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

2. Amendment to Require Timely Notice for the Nomination of Directors
                                              [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or at any adjournments thereof.

                                    IMPORTANT
           THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE
                    EXPENSE OF FURTHER REQUESTS FOR PROXIES.

                        (to be signed on the other side)